SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) July 30, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At its meeting on July 30, 2015, the Compensation Committee of the Board of Directors of Twin Disc, Incorporated (the “Company”) (i) approved the base salaries of, and (ii) approved the targets for fiscal 2016 bonuses for, the Company’s principal executive officer, principal financial officer, and certain of the Company’s other “named executive officers” (as used in Instruction 4 to Item 5.02 of Form 8-K).  The base salaries and target bonuses for the named executive officers were not increased or changed from the levels that were in effect at the end of FY 2015, and were set as follows:

Name and Position	Base Salary	Target Bonus as
		% of Base Salary

John H. Batten	$500,000	65%
President and Chief
Executive Officer

Jeffrey S. Knutson	$315,000	50%
Vice President – Finance,
Chief Financial Officer,
Treasurer, and Secretary

Dean J. Bratel	$275,000	50%
Vice President – Global Sales
and Marketing

Denise L. Wilcox	$230,000	40%
Vice President – Human Resources

In each case, the target incentive bonus is based on the FY 2016 Corporate Incentive Plan (“CIP”), which the Compensation Committee adopted and approved on July 30, 2015. The CIP establishes the target bonuses for the named executive officers based on the following factors and relative weights for each factor: (i) corporate economic profit (70%), (ii) inventory turns (15%), and (iii) sales growth (15%). In no event will an incentive payment under the CIP exceed 200% of the target.  An incentive payment to a named executive officer under the CIP may be increased or decreased by up to 20%, at the discretion of the Chief Executive Officer (except that an increase or decrease of the CIP payment to the CEO shall be at the discretion of the Compensation Committee).

At its meeting on July 31, 2015, the Company’s Board of Directors amended and restated the Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan (as amended and restated, the “2010 LTI Plan”).  Through the amendment and restatement, the Company made the following changes to the 2010 LTI Plan:

(i)           Further restrictions were placed on the number of shares that can be recycled within the 2010 LTI Plan by providing that the following shares will not be added back to the shares available for issuance under the 2010 LTI Plan:  (a) shares tendered in payment of the exercise price for a stock option or stock appreciation right; (b) shares not issued upon a net exercise of a stock option; and (c) shares that are repurchased on the open market using stock option exercise proceeds.

(ii)                      Except for certain corporate events (e.g., stock splits), repricings of options and SARs and repurchases of underwater options and SARs are now expressly prohibited, unless approved by the Company’s shareholders.

(iii)                      The 2010 LTI Plan now expressly prohibits the exercise of discretion to increase payments under awards that are intended to qualify as performance-based awards under Section 162(m) of the Internal Revenue Code (the “Code”), and provides that if payments of such awards are accelerated after the attainment of the performance goal, the payment will be discounted to present value.

(iv)                      The 2010 LTI Plan now states that all awards are subject to any applicable clawback laws and the listing standards of NASDAQ, and provides mechanisms for the Company to enforce its right of recovery.

The number of shares authorized for issuance under the 2010 LTI Plan was not increased.  The Company intends to submit the 2010 LTI Plan for approval by the Company’s shareholders at the Company’s 2015 annual shareholders’ meeting for purposes of the Company’s continuing compliance with Code Section 162(m).  However, if the 2010 LTI Plan is not approved by the Company’s shareholders, the above-referenced changes in the 2010 LTI Plan shall remain effective, but any award made after October 15, 2015 that is intended to qualify as “performance-based” compensation under Code Section 162(m) shall not so qualify.  A copy of the 2010 LTI Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On July 31, 2015, the Compensation Committee also issued performance stock awards to named executive officers of the Company under the 2010 LTI Plan.  A target number of 42,061 performance shares were awarded to the named executive officers (subject to adjustment as described below), allocated as follows:  Mr. Batten, 20,519 performance shares; Mr. Knutson, 8,648 performance shares; Mr. Bratel, 7,862 performance shares; and Ms. Wilcox, 5,032 performance shares.  The performance shares will be paid out based on the following performance objectives and relative weights for each objective for the three fiscal year period ending June 30, 2018: (i) average annual sales revenue (40%), (ii) cumulative economic profit (40%), and (iii) relative total shareholder return (20%).  With respect to each performance objective, a value shall be determined as a percentage of the target based on the attainment of the performance objective for the performance period.  If the Company does not obtain the threshold for that performance objective, such percentage shall be 0%.  If the Company equals or exceeds the maximum for that performance objective, the percentage shall be 150%. Outcomes between the threshold and target will be interpolated linearly between the amount of threshold award and the amount of the target award applicable to that performance objective, and outcomes between target and maximum will be interpolated linearly between the amount of the target award and the amount of the maximum award applicable to that performance objective.  The percentage for each performance objective will be multiplied by the weight accorded to that performance objective, and the sum of the weighted percentages for each of performance objectives will be multiplied by the target number of performance shares awarded. The maximum number of performance shares that can be earned by the named executive officers pursuant to this award is 63,092.  A copy of the form of the Performance Stock Award Grant Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

On July 31, 2015, the Compensation Committee also issued restricted stock grants to named executive officers of the Company under the 2010 LTI Plan.  A total of 42,061 shares of restricted stock were granted to the named executive officers, allocated as follows: Mr. Batten, 20,519 shares of restricted stock; Mr. Knutson, 8,648 shares of restricted stock; Mr. Bratel, 7,862 shares of restricted stock; and Ms. Wilcox, 5,032 shares of restricted stock.  The restricted stock will vest in three years, provided the named executive officer remains employed as of such vesting date.  The restricted stock will fully vest if the named executive officer terminates employment due to death or disability, or if the named executive officer is involuntarily terminated without cause or terminates employment for good reason following a change in control of the Company.  A copy of the form of the Restricted Stock Grant Agreement is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01                                Financial Statements and Exhibits

(c)                      Exhibit

EXHIBIT NUMBER                                           DESCRIPTION

10.1	Amended and Restated Twin Disc, Incorporated 2010 Long-Term Incentive Compensation Plan
10.2	Form of Performance Stock Award Grant Agreement for award of performance shares on July 31, 2015

10.3	Form of Restricted Stock Grant Agreement for restricted stock grants on July 31, 2015

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2015	Twin Disc, Incorporated
/s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary

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